UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
_________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 25, 2022

M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	552676108	New York Stock Exchange
6% Senior Notes due January 2043	552676AQ1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 25, 2022, M.D.C Holdings, Inc. (the "Company") held its 2022 Annual Meeting of Shareholders (the "2022 Annual Meeting"). There were 71,161,088 shares of common stock entitled to vote at the meeting. The final voting results for each of the proposals submitted to a vote of shareholders at the 2022 Annual Meeting were as follows:

(1)    Election of four Class I Directors of the Company to serve for three-year terms expiring in 2025:

	For	Withheld	Broker Non-Votes
Michael A. Berman	59,968,982	2,297,136	3,857,421
Herbert T. Buchwald	42,142,679	20,123,439	3,857,421
Larry A. Mizel	57,981,899	4,284,219	3,857,421
Janice Sinden	61,729,172	536,946	3,857,421

(2)     Approval, in a non-binding advisory vote, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
57,413,621	1,910,065	2,942,432	3,857,421

(3)     Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2022 fiscal year:

For	Against	Abstain	Broker Non-Votes
64,448,944	1,619,595	55,000	---

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data file (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
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M.D.C. HOLDINGS, INC.

Dated:	April 27, 2022	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Vice President, Secretary and Corporate Counsel

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